UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
April 25, 2006 (April 24, 2006)
Date of report (Date of earliest event reported)
VNUS Medical Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50988	94-3216535
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)
5799 Fontanoso Way
San Jose, California 95138
(Address of Principal Executive Offices) (Zip Code)
(408) 360-7200
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
          On April 24, 2006, VNUS Medical Technologies, Inc. (“VNUS”) issued a press release announcing its preliminary financial results for its first fiscal quarter ended March 31, 2006. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
          This Current Report on Form 8-K and the information contained in the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K and the press release is not incorporated by reference into any filings of VNUS, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in the filing, unless explicitly incorporated by specific reference into such filing.
Item 9.01 Financial Statements and Exhibits
          (d)           Exhibits.

Exhibit
Number	Document
99.1	Press Release of VNUS Medical Technologies, Inc., dated April 24, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VNUS MEDICAL TECHNOLOGIES, INC.

Date: April 25, 2006	By:	/s/ Charlene A. Friedman

Charlene A. Friedman
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Document
99.1	Press Release of VNUS Medical Technologies, Inc., dated April 24, 2006